SPUS	SP Funds S&P 500 Sharia Industry Exclusions ETF
SPSK	SP Funds Dow Jones Global Sukuk ETF
each listed on NYSE Arca, Inc.

March 23, 2020
Supplement to the
SP Funds S&P 500 Sharia Industry Exclusions ETF
and
SP Funds Dow Jones Global Sukuk ETF (the “Funds”)
Prospectus and Summary Prospectus dated December 16, 2019
Effective immediately, the SP Funds S&P 500 Sharia Industry Exclusions ETF (the “Sharia ETF”) intends to pay out dividends and interest income, if any, monthly.
Effective April 2020, the SP Funds Dow Jones Global Sukuk ETF (the “Sukuk ETF”) intends to pay out dividends and interest income, if any, monthly.
The first paragraph under “Dividends, Distributions, and Taxes-Dividends and Distributions” is revised to read as follows:
The Sharia ETF and the Sukuk ETF each intend to pay out dividends and interest income, if any, monthly, and distribute any net realized capital gains to its shareholders at least annually. Each Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
The first sentence under “Dividends, Distributions, and Taxes-Taxes on Distributions” is replaced with the following:
The Sharia ETF and the Sukuk ETF each generally declare and distribute net investment income, if any, at least monthly, and any net realized capital gains to its shareholders at least annually.
In addition to the foregoing, effective immediately, disclosure relating to the Funds’ Sharia compliance is revised as follows:
The seventh paragraph of the “Fund Summary-Principal Investment Strategies” section for each Fund is replaced with the following:
The Fund generally may invest up to 20% of its total assets in Sharia-compliant securities or other Sharia-compliant investments not included in the Index, but which the Fund’s sub-advisers believe will help the Fund track the Index. For example, the Fund may invest in Sharia-compliant securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions). Each investment made by the Fund is pre-screened and approved as Sharia compliant before investment by the Fund.
The paragraph under “Additional Information About the Funds-Sharia Compliance” is replaced with the following:
Islamic religious law commonly known as Sharia has certain restrictions regarding finance and commercial activities permitted for Muslims, including interest restrictions and prohibited industries. Each Fund may utilize a liquidation period of up to 90 days to exit its position in holdings that are deemed to be non-Sharia compliant. This liquidation period may only be utilized to minimize liquidation costs.

The paragraph under “Additional Information About the Funds-Dividend Purification” is replaced with the following:
If a company derives a portion of its total income from interest income and/or Sharia-prohibited business activities, Sharia investment principles state that this portion must be “purified” from the distributions paid out to shareholders. Shareholders may purify their portion of prohibited income received by absolving an equivalent amount to charitable purposes. Accordingly, for investors seeking to purify prohibited income received from the Funds, if any, ShariaPortfolio will publish on the Funds’ website, www.sp-funds.com, the per share amount to be purified by shareholders of the Sharia ETF and the Sukuk ETF on a monthly basis.
ShariaPortfolio, in conjunction with the Sharia Advisor (defined below), determines such amount by evaluating income earned from Sharia-prohibited business activities. In making such determination, ShariaPortfolio and the Sharia Advisor consider the amount of prohibited income in relation to the number of shares of the company held by a Fund and the Fund’s holding period of such shares. A company may have prohibited income whether or not the company’s profits have been distributed and whether or not the company has declared a profit or suffered a loss.
Such information will generally be posted prior to each Fund’s scheduled distribution of any dividend income to shareholders. For additional information about the Funds’ distribution policies, see “Dividends, Distributions and Taxes” below in this Prospectus.
The second paragraph under “Management-Sharia Advisor” is replaced with the following:
The Sharia Advisor performs annual Sharia audits to assess the Sharia compliance of each Fund. The Sharia Advisor’s Sharia audit report will be published on the Funds’ website, www.sp-funds.com, on an annual basis. The Sharia Advisor does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Funds. Additionally, the Sharia Advisor is not involved in the maintenance of either Index and does not otherwise act in the capacity of an index provider.

Please retain this Supplement with the Prospectus and Summary Prospectus